UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 8, 2022, Jack in the Box Inc., a Delaware corporation (“Jack in the Box”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that, on March 8, 2022, pursuant to an Agreement and Plan of Merger with Del Taco Restaurants, Inc., a Delaware corporation (“Del Taco”), and Epic Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Jack in the Box (“Merger Sub”), Merger Sub merged with and into Del Taco, with Del Taco continuing as the surviving corporation and a wholly owned subsidiary of Jack in the Box.

In the Initial Form 8-K, Jack in the Box stated its intention to file the historical financial statements of Del Taco and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the required financial information.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Del Taco as of December 28, 2021 and December 29, 2020 and the related audited consolidated statements of comprehensive income, shareholders’ equity and cash flows for the fifty-two weeks ended December 28, 2021, fifty-two weeks ended December 29, 2020 and fifty-two weeks ended December 31, 2019, and the notes related thereto, are included as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of January 23, 2022, the unaudited pro forma condensed combined statement of earnings (loss) for the sixteen weeks  ended January 23, 2022, the unaudited pro forma condensed combined statement of earnings (loss) for the year ended October 3, 2021, and the related notes thereto, are included as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Del Taco Restaurants, Inc.
99.1
The audited consolidated balance sheets of Del Taco Restaurants, Inc. as of December 28, 2021 and December 29, 2020 and the related audited consolidated statements of comprehensive income, shareholders’ equity and cash flows for the fifty-two weeks ended December 28, 2021, fifty-two weeks ended December 29, 2020 and fifty-two weeks ended December 31, 2019, and the notes related thereto (incorporated by reference to the Annual Report on Form 10-K of Del Taco Restaurants, Inc. for the year ended December 28, 2021 (SEC File No. 001-36197), filed by Del Taco Restaurants, Inc. with the SEC on March 8, 2022).

99.2
The unaudited pro forma condensed combined balance sheet as of January 23, 2022, the unaudited pro forma condensed combined statements of earnings (loss) for the sixteen weeks ended January 23, 2022, the unaudited pro forma condensed combined statement of earnings (loss)for the year ended October 3, 2021, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.
Date: May 24, 2022
/s/ Tim Mullany
Tim Mullany
Executive Vice President, Chief Financial Officer